Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Cadiscor Resources Inc. (the “Company”) on Form 10K/SBA2 for the period ending December 31, 2006, which contains the Company’s financial statements audited for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Michel Bouchard, President and Chief Executive Officer of the Company and Pauline Comtois, CGA, a person performing functions similar to the ones of a Chief Financial Officer certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002,  that:

(1)

the Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934;

and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michel Bouchard

__________________

Michel Bouchard

President and Chief Executive Officer

/s/ Pauline Comtois, CGA

__________________

Pauline Comtois, CGA

A person performing functions similar to the ones of a Chief Financial Officer for

Cadiscor Resources Inc.

February 11, 2008